UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2024

Rumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	85-1087461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Rumble Inc. (the “Company”) that was held on June 14, 2024, upon the recommendation of the Board of Directors of the Company (the “Board”), the Company’s stockholders approved a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment was previously approved by the Board, subject to stockholder approval.

The Officer Exculpation Amendment is described in detail under “Proposal No. 4 — Vote to Approve a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Rumble Inc. to Limit the Liability of Certain Officers as Permitted by Delaware Law” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”) in connection with the Annual Meeting.

The Officer Exculpation Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 14, 2024.

The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final results of each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each such proposal is further described in the Proxy Statement.

Proposal 1. The Company’s stockholders elected the seven directors listed below to serve for one-year terms expiring at the Company’s 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified by the votes indicated:

Nominees	For	Against	Abstentions	Broker Non-Votes
Chris Pavlovski	1,242,778,717	714,449	182,558	40,768,468
Nancy Armstrong	1,242,505,271	872,878	297,575	40,768,468
Robert Arsov(1)	12,408,646	1,251,175	298,793	40,768,468
Paul Cappuccio	1,243,117,037	270,558	288,129	40,768,468
Ethan Fallang	1,242,485,289	835,886	354,549	40,768,468
Ryan Milnes	1,243,096,843	284,002	294,879	40,768,468
David Sacks	1,243,109,966	311,634	254,124	40,768,468

(1)	Mr. Arsov is a Class A Director, as defined in the Company’s Second Amended and Restated Certificate of Incorporation, and is elected solely by vote of the Company’s Class A Common Stock.

Proposal 2. The Company’s stockholders approved the Rumble Inc. 2024 Employee Stock Purchase Plan by the votes indicated:

For	Against	Abstentions	Broker Non-Votes
1,242,060,068	1,374,094	241,562	40,768,468

Proposal 3. The Company’s stockholders ratified the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the votes indicated:

For	Against	Abstentions
1,283,670,289	181,817	592,086

Proposal 4. The Company’s stockholders approved a certificate of amendment to the Second Amended and Restated Certificate of Incorporation of Rumble Inc. to limit the liability of certain officers as permitted by Delaware law by the votes indicated:

For	Against	Abstentions	Broker Non-Votes
1,241,695,822	1,587,968	391,934	40,768,468

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Rumble Inc., dated June 14, 2024
10.1*	Rumble Inc. 2024 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Indicates a management or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rumble Inc.

Date: June 18, 2024	By:	/s/ Michael Ellis
	Name:	Michael Ellis
	Title:	General Counsel and Corporate Secretary

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